                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                            ______________________

                                   FORM S-8
                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                                 ROWECOM INC.
            (Exact Name of Registrant as Specified in Its Charter)

                                   DELAWARE
        (State or Other Jurisdiction of Incorporation or Organization)

                                  04-3370008
                     (I.R.S. Employer Identification No.)

725 Concord Avenue, Cambridge, Massachusetts                            02138
(Address of Principal Executive Offices)                              (Zip Code)


                     ROWECOM INC. 1997 STOCK INCENTIVE PLAN
          ROWECOM INC. AMENDED AND RESTATED 1998 STOCK INCENTIVE PLAN
           ROWECOM INC. 1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                 ROWECOM INC. 1999 EMPLOYEE STOCK PURCHASE PLAN
                           (Full Titles of the Plans)

                             Richard R. Rowe, Ph.D.
                       Chairman of the Board, President,
                          and Chief Executive Officer
                                  RoweCom Inc.
                               725 Concord Avenue
                              Cambridge, MA 02138
                    (Name and Address of Agent For Service)

                                 (617) 497-5800
          Telephone Number, Including Area Code, of Agent For Service.

                                    Copy to:
                               Brian Keeler, Esq.
                                Bingham Dana LLP
                               150 Federal Street
                          Boston, Massachusetts 02110
                                 (617) 951-8000

                        CALCULATION OF REGISTRATION FEE

====================================================================================================================
                                                             Proposed            Proposed
            Title Of                                         Maximum             Maximum
           Securities                     Amount             Offering           Aggregate             Amount Of
              To Be                       To Be             Price Per            Offering           Registration
           Registered                   Registered          Share (1)             Price                  Fee
---------------------------------------------------------------------------------------------------------------------
Common Stock,
$0.01 par value per share                3,000,000           $27.6875           $83,062,500             $23,092
====================================================================================================================

(1) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, as amended, based on the average of the high and low prices of the Registrant's Common Stock, $0.01 par value per share, reported by the Nasdaq National Market on May 5, 1999, 1999.

                                    PART II

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed by RoweCom Inc. (the "Registrant") with the
                                                         ----------
Securities and Exchange Commission (the "SEC") are hereby incorporated by
                                         ---
reference into this Registration Statement: (1) the Registrant's prospectus dated March 8, 1999, filed with the SEC pursuant to Rule 424(b)(1) under the Securities Act of 1933, as amended (the "Securities Act"); (2) all other reports
                                         --------------
filed by the Registrant pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") since the end of the
                                       -------- ---
fiscal year covered by that prospectus; and (3) the description of the Registrant's Common Stock, $0.01 par value per share (the "Common Stock"),
                                                           ------------
contained in the Registrant's registration statement on Form 8-A filed with the SEC on December 11, 1998, pursuant to Section 12(g) of the Exchange Act, including any amendment or report filed for the purpose of updating such description.

     In addition, all documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Exchange Act subsequent to the date of filing of this Registration Statement and prior to the filing of a post-effective amendment that indicates that all securities registered hereby have been sold or that deregisters all of such securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement from the respective dates of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     As of the date of filing of this Registration Statement with the SEC, each of the following lawyers of Bingham Dana LLP, counsel to the Registrant, held of record the number of shares of Common Stock set forth beside his or her respective name below. In addition to providing legal counsel to the Registrant, Brian Keeler is its Secretary, and Johan V. Brigham is an Assistant Secretary.

Name                                 No. of Shares
----                                 -------------

Brian Keeler                         1,300
Johan V. Brigham                     1,000
Vandana Venkatesh                      600
William D. Kirchick                    200
Andrea O. LeFebvre                     100

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the Delaware General Corporation law empowers a Delaware corporation to indemnify its officers and directors and certain other persons to the extent and under the circumstances set forth therein.

     The Registrant's Third Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws, copies of which were filed as Exhibits 3.1 and 3.2, respectively, to the Registrant's Registration Statement on Form S-1
(No. 333-68761), provide for indemnification of officers and directors of the Registrant and certain other persons against liabilities and expenses incurred by any of them in certain stated proceedings and under certain stated conditions.

     The Registrant maintains insurance for the benefit of its directors and officers, insuring these persons against certain liabilities, including liabilities under securities laws.

     The above discussion of the Registrant's Third Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws and Section 145 of the Delaware General Corporation Law is not exhaustive, and is qualified in its entirety by the full text of these documents and law.

     For information regarding the Registrant's undertaking to submit to adjudication the issue of indemnification for violation of the securities laws, see Item 9 hereof.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8.  EXHIBITS.

     The following exhibits are filed as part of this Registration Statement:

     4.1 Third Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit No. 3.1 to the Registrant's Registration Statement on Form S-1 (No. 333-68761).

     4.2 Amended and Restated By-Laws of the Registrant, incorporated by reference to Exhibit No. 3.2 to the Registrant's Registration Statement on Form S-1 (No. 333-68761).

     4.3 1997 Stock Incentive Plan of the Registrant, incorporated by reference to Exhibit No. 10.1 to the Registrant's Registration Statement on Form S-1 (No. 333-68761).

     4.4 Amended and Restated 1998 Stock Incentive Plan of the Registrant, incorporated by reference to Exhibit No. 10.4 to the Registrant's Registration Statement on Form S-1 (No. 333-68761).

     4.5 1999 Non-Employee Director Stock Option Plan of the Registrant, incorporated by reference to Exhibit No. 10.2 to the Registrant's Registration Statement on Form S-1 (No. 333-68761).

     4.6 1999 Employee Stock Purchase Plan of the Registrant, incorporated by reference to Exhibit No. 10.3 to the Registrant's Registration Statement on Form S-1 (No. 333-68761).

     5 Opinion of Bingham Dana LLP as to the legality of the securities being registered.

     23.1 Consent of PricewaterhouseCoopers LLP, independent accountants.

     23.2 Consent of Bingham Dana LLP (included in Exhibit 5).

     24  Power of Attorney (included on the signature pages of the Registration
          Statement).

ITEM 9.  UNDERTAKINGS.

     The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;
                                            ---- ----

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering;

     (4) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
          1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering
                                                      ----------
          thereof;

     (5) The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information; and

     (6) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, Commonwealth of Massachusetts, as of the 23rd day of April, 1999.


                                ROWECOM INC.


                                By  /s/ Richard R. Rowe
                                  ----------------------------------------------
                                  Richard R. Rowe
                                   Chairman of the Board, President, and
                                   Chief Executive Officer

                               POWER OF ATTORNEY

     Each person whose signature appears below hereby appoints each of Richard
R. Rowe, Louis Hernandez, and Brian Keeler, acting severally, as his true and lawful attorney-in-fact with the power and authority in his name and on his behalf to execute and file with the Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, any and all amendments (including without limitation post-effective amendments) to this Registration Statement on Form S-8 as such attorney-in-fact may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations, and/or requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the Registration Statement as the attorney-in-fact executing and/or filing the same deems appropriate.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date(s) indicated.


Signature                                               Title(s)                      Date
-----------                                             --------                      ----

/s/ Richard R. Rowe, Ph.D
------------------------------------  Chairman of the Board of Directors,         April 23, 1999
Richard R. Rowe, Ph.D.                President, Chief Executive Officer, and
                                      Director (principal executive officer)

/s/ Louis Hernandez
------------------------------------  Executive Vice President, Treasurer, and    April 23, 1999
Louis Hernandez                       Chief Financial Officer (principal
                                      financial and accounting officer)


/s/ Stanley Fung                      Director                                    April 23, 1999
------------------------------------
Stanley Fung


/s/ John Kennedy                      Director                                    April 23, 1999
------------------------------------
John Kennedy


/s/ Thomas Lemberg                    Director                                    April 23, 1999
------------------------------------
Thomas Lemberg


/s/ Jerome Rubin                      Director                                    April 23, 1999
------------------------------------
Jerome Rubin


/s/ Philippe Villers                  Director                                    May 5, 1999
------------------------------------
Philippe Villers


                                 Exhibit Index


Exhibit No.              Description of Documents
-----------              ------------------------

     4.1 Third Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit No. 3.1 to the Registrant's Registration Statement on Form S-1 (No. 333-68761).

     4.2 Amended and Restated By-Laws of the Registrant, incorporated by reference to Exhibit No. 3.2 to the Registrant's Registration Statement on Form S-1 (No. 333-68761).

     4.3 Amended and Restated 1998 Stock Incentive Plan of the Registrant, incorporated by reference to Exhibit No. 10.4 to the Registrant's Registration Statement on Form S-1 (No. 333-68761).

     4.4 1997 Stock Incentive Plan of the Registrant, incorporated by reference to Exhibit No. 10.1 to the Registrant's Registration Statement on Form S-1 (No. 333-68761).

     4.5 1999 Non-Employee Director Stock Option Plan of the Registrant, incorporated by reference to Exhibit No. 10.2 to the Registrant's Registration Statement on Form S-1 (No. 333-68761).

     4.6 1999 Employee Stock Purchase Plan of the Registrant, incorporated by reference to Exhibit No. 10.3 to the Registrant's Registration Statement on Form S-1 (No. 333-68761).

     5 Opinion of Bingham Dana LLP as to the legality of the securities being registered.

     23.1 Consent of PricewaterhouseCoopers LLP, independent accountants.

     23.2 Consent of Bingham Dana LLP (included in Exhibit 5).

     24 Power of Attorney (included on the signature pages of the Registration Statement).